POWER OF ATTORNEY

         Each of the undersigned Directors and/or Officers of The Timken Company, an Ohio corporation (the "Company"), hereby constitutes and appoints W. R. Timken, Jr., Gene E. Little and Larry R. Brown, and each of them, his true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a Director and/or Officer of the Company, an Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K for the fiscal year ended December 31, 1998 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all other acts and deeds whatsoever that may be necessary or required in connection with the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue thereof.

          EXECUTED this 5th day of February, 1999.

     /s/ Stanley C. Gault           /s/ Ward J. Timken
     ____________________________   _____________________________
     Stanley C. Gault, Director     Ward J. Timken, Director
                                    And Vice President

     /s/ J. Clayburn LaForce, Jr.   /s/ W. R. Timken, Jr.
     ____________________________   _____________________________
     J. Clayburn LaForce, Jr.,      W. R. Timken, Jr.,
     Director                       Director and Chairman,
                                    President and Chief Executive Officer
     /s/ Gene E. Little
     ____________________________
     Gene E. Little, Senior Vice    /s/ Joseph F. Toot, Jr.
     President - Finance (Principal _____________________________
     Finance Accounting Officer)    Joseph F. Toot, Jr., Director

     /s/ Robert W. Mahoney          /s/ M. D. Walker
     ____________________________   _____________________________
     Robert W. Mahoney, Director    Martin D. Walker, Director

     /s/ Jay A. Precourt            /s/ Charles H. West, Director
     ____________________________   _____________________________
     J. A. Precourt, Director       Charles H. West, Director

     /s/ John M. Timken, Jr.        /s/ A. W. Whitehouse
     ____________________________   _____________________________
     John M. Timken, Jr., Director  Alton W. Whitehouse, Director